Chartered-in Vessels	12 Months Ended
Dec. 31, 2024
Leases [Abstract]
Chartered-in Vessels	Chartered-in Vessels

	December 31, 2024 $	December 31, 2023 $
Total obligations related to finance leases	1,727,553	1,661,992
Less current portion	(129,418)	(180,206)
Long-term obligations related to finance leases	1,598,135	1,481,786

As at December 31, 2024 and 2023, the Company was a party to finance leases on nine LNG carriers and 10 NGL carriers. These nine LNG carriers and 10 NGL carriers were sold by the Company to third parties (or Lessors) and leased back under 5.5 to 15-year bareboat charter contracts ending in 2026 through to 2035. At inception of these leases, the weighted-average interest rate implicit in these leases was 6.0% (December 31, 2023 – 5.7%). The bareboat charter contracts are presented as obligations related to finance leases on the Company's consolidated balance sheets.
As at December 31, 2024, the Company consolidated four of the 19 Lessors for financial reporting purposes as VIEs (December 31, 2023 – nine of the 19 Lessors). The Company understands that these vessels and lease operations are the only assets and operations of the Lessors. The Company operates the vessels during the lease term and, as a result, is considered to be, under GAAP, the Lessor's primary beneficiary. As at December 31, 2024, the sale and leaseback of 15 vessels (December 31, 2023 – 10 vessels) were accounted for as failed sales. The Company is not considered to hold a variable interest in these buyer Lessor entities and thus, does not consolidate these entities.
As at December 31, 2024, the liabilities of the four Lessors (December 31, 2023 – nine Lessors) considered as VIEs were loans and were non-recourse to the Company. The amounts funded to the four Lessors in order to purchase the vessels materially match the funding to be paid by the Company's subsidiaries under the sale-leaseback transactions. As a result, the amounts due by the Company's subsidiaries to the four Lessors considered as VIEs have been included in obligations related to finance leases as representing the Lessors' loans.
As at December 31, 2024 and 2023, the obligations of the Company under the bareboat charter contracts for the nine LNG carriers and 10 NGL carriers were guaranteed by the Company. The guarantee agreements of the Company require it to maintain minimum levels of tangible net worth and aggregate liquidity, and not to exceed a maximum amount of leverage, for certain of its finance leases. As at December 31, 2024, the Company was in compliance with all covenants in respect of the bareboat charters it guarantees.
As at December 31, 2024, the remaining commitments related to the financial liabilities of these nine LNG carriers and 10 NGL carriers, including the amounts to be paid to repurchase the vessels pursuant to the applicable finance leases, approximated $2.2 billion, including imputed interest of $456.3 million repayable through 2035, as indicated below:

Year	Commitments as at December 31, 2024
2025	$229,924
2026	$310,789
2027	$378,396
2028	$348,635
2029	$192,115
Thereafter	$724,028
During the year ended December 31, 2024, the Company exercised repurchase options to acquire eight of its NGL carriers, the Ineos Marlin, the Ineos Inspiration, the Ineos Independence, the Ineos Intuition, the Ineos Invention, the Ineos Insight, the Ineos Ingenuity and the Ineos Intrepid, and one of its LNG carriers, the Seapeak Oak, for a total cost of $422.2 million.
As a result of these repurchases, the Company recognized gains totaling $6.3 million on the extinguishment of the original financing arrangements relating to the vessels. These gains are included in other (expense) income for the year ended December 31, 2024 in the Company's consolidated statement of (loss) income. Immediately following the repurchases, the Company entered into new financing arrangements whereby it sold the vessels to third parties for a total of $629.7 million and chartered the vessels back for 5.5 to 8-year periods under bareboat charter contracts. The quarterly charter hire payments to be made by the Company consist of a fixed amount plus variable amounts based on Secured Overnight Finance Rate (or SOFR) plus a margin. The Company has options to repurchase the vessels at the end of the lease terms for a total cost of $283.5 million.
During January 2025, the Company entered into a new financing arrangement for the Marvel Swan LNG carrier (see Note 20b).
During the year ended December 31, 2023, the Company exercised repurchase options to acquire two of its NGL carriers, the Ineos Innovation and the Ineos Dolphin, and one of its LNG carriers, the Myrina, for a total cost of $218.3 million.
As a result of these repurchases in 2023, the Company recognized gains totaling $5.1 million on the extinguishment of the original financing arrangements relating to the vessels. These gains are included in other (expense) income for the year ended December 31, 2023 in the Company's consolidated statement of (loss) income. Immediately following the repurchases, the Company entered into new financing arrangements whereby it sold the vessels to third parties for a total of $327.0 million and chartered the vessels back for 8 to 12-year periods under bareboat charter contracts. The quarterly charter hire payments to be made by the Company consist of a fixed amount plus variable amounts based on SOFR plus a margin. The Company has options to repurchase the vessels at the end of the lease terms for a total cost of $107.8 million.
During November 2022, the Company refinanced the Macoma LNG carrier by acquiring the vessel from its original Lessor and then selling the vessel to another Lessor and leasing it back for a period of eight years. The Company has an option to repurchase the vessel at the end of the lease term for $61.0 million. As a result of this refinancing transaction, the Company recognized a loss of $0.7 million for the year ended December 31, 2022 on the extinguishment of the original financing arrangement which is included in other (expense) income in the Company's consolidated statement of (loss) income.
Certain bareboat charter agreements require that the Company maintain ratios of vessel values to the relevant outstanding underlying loan balances. As at December 31, 2024, the Company had four bareboat charter agreements, under which the aggregate outstanding loan balance was $153.7 million, that each requires the Company to maintain minimum vessel-value-to-outstanding-loan obligation balance ratios of 110%, if the vessels are employed under approved charters at such time, or 140%, if the vessels are not employed under approved charters at such time. As at December 31, 2024, the vessel-value-to-outstanding-loan obligation balance ratios were 162%, 157%, 157% and 155% under approved charters. The vessel values used in calculating these ratios are the appraised values provided by third parties.